fifth AMENDMENT TO the CREDIT aGReement

This Fifth Amendment to the Credit Agreement ("Amendment") is dated as of November 16,  2017, between by and among GREEN PLAINS CATTLE COMPANY LLC (the "Borrower"),  the commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (as defined below) (and such commercial, banking or financial institutions are sometimes referred to hereinafter collectively as the "Lenders" and individually as a "Lender"), and BANK OF THE WEST and ING CAPITAL, LLC, as "Joint Administrative Agent").  Borrower, Lenders, and the Joint Administrative Agent agree as follows:

PRELIMINARY STATEMENT.  Borrower, Lenders, and the Joint Administrative Agent    entered into that certain Credit Agreement dated as of December 3, 2014 (that credit agreement as amended herein and by any and all other modifications or amendments thereto is hereinafter referred to as the "Credit Agreement"; the terms defined in the Credit Agreement are used herein as therein defined).  Borrower, Lenders, and the Joint Administrative Agent wish to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.01     Amendment to Schedules.  Schedule 1.01(b) and (c) of the Credit Agreement are hereby added to the Credit Agreement, as attached hereto.

Section 1.02     Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Swingline Sublimit" as follows:

"Swingline Sublimit" means an amount equal to the lesser of (a) $20,000,000 and (b) the Revolving Facility.  The Swingline Sublimit is part of, and not in addition to, the Revolving Facility.

Section 1.03     Amendment to Section 2.16 of the Credit Agreement.  Section 2.16 of the Credit Agreement is hereby amended and restated as follows:

2.16      Increase in Revolving Facility.

(a)         Request for Increase.  Provided there exists no Default, upon notice to the Joint Administrative Agent (which shall promptly notify the Revolving Lenders), the Borrower may from time to time, request an increase in the Revolving Facility (for all such requests) not exceeding $75,000,000,000 (an “Incremental Facility”); provided that (i) any such request for an Incremental Facility shall be in a minimum amount of $10,000,000 plus additional increments in the amount of $5,000,000, and (ii) the Borrower may make a maximum of three (3) such requests.  At the time of sending such notice, the Borrower (in consultation with the Joint Administrative Agent) shall specify the time period within which each Revolving Lender is requested to respond which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Revolving Lenders.

(b)         Lender Elections to Increase.  Each Revolving Lender shall notify the Joint Administrative Agent within such time period whether or not in its sole discretion it agrees to increase its Revolving Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Revolving Percentage of such requested increase.  Any Revolving Lender not responding within

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such time period shall be deemed to have declined to increase its Revolving Commitment.

(c)         Notification by Joint Administrative Agent; Additional Revolving Lenders.  The Joint Administrative Agent shall notify the Borrower and each Revolving Lender of the Revolving Lenders’ responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Joint Administrative Agent, the L/C Issuer and the Swingline Lender, the Borrower may also invite additional Eligible Assignees to become Revolving Lenders pursuant to a joinder agreement (“New Revolving Lenders”) in form and substance satisfactory to the Joint Administrative Agent and its counsel.

(d)         Effective Date and Allocations.  If the Revolving Facility is increased in accordance with this Section, the Joint Administrative Agent and the Borrower shall determine the effective date (the “Revolving Increase Effective Date”) and the final allocation of such increase.  The Joint Administrative Agent shall promptly notify the Borrower and the Revolving Lenders and the New Revolving Lenders of the final allocation of such increase and the Revolving Increase Effective Date.

(e)         Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrower shall deliver to the Joint Administrative Agent a certificate of the Borrower dated as of the Revolving Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct, on and as of the Revolving Increase Effective Date, and except that for purposes of this Section, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) both before and after giving effect to the Incremental Facility, no Default exists.  The Borrower shall deliver or cause to be delivered any other customary documents, including, without limitation, legal opinions) as reasonably requested by the Joint Administrative Agent in connection with any Incremental Facility. The Borrower shall prepay any Revolving Loans outstanding on the Revolving Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Applicable Revolving Percentages arising from any nonratable increase in the Revolving Commitments under this Section.

(f)         Conflicting Provisions.  This Section shall supersede any provisions in Section 2.13 or 11.01 to the contrary.

(g)         Incremental Facility.  Except as otherwise specifically set forth herein, all of the other terms and conditions applicable to such

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Incremental Facility shall be identical to the terms and conditions applicable to the Revolving Facility.

Section 1.04     Representations and Warranties of Borrower .

(a)        Borrower is duly organized, validly existing and in good standing under the laws of the State of its formation.

(b)        The execution, delivery and performance by Borrower  of this Amendment, any Notes  and the Credit Agreement, as amended hereby, are within Borrower's powers, have been duly authorized by all necessary action, if necessary, and do not contravene Borrower's operating agreement, or any law or any contractual restriction binding on or affecting Borrower , as applicable, or result in, or require, the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the properties.

(c)        No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower  of this Amendment, any Notes and the Credit Agreement, as amended hereby.

(d)        This Amendment,  the Credit Agreement, as amended hereby, and any Notes constitute, legal, valid and binding obligations of Borrower  enforceable against Borrower  in accordance with their respective terms.

(e)        No event listed in Section 8.01 of the Credit Agreement has occurred and is continuing.

Section 1.05     Effectiveness.  This Amendment shall become effective when the Joint Administrative Agent has received (a) counterparts of this Amendment duly executed by the Borrower and the Lenders; (b)  an opinion of counsel for the Borrower, as to such matters as reasonably requested by the Joint Administrative Agent (c) a borrowing resolution and incumbency certificate (d) as applicable notes or amended and restated notes the (Notes) and (e) such other documents, actions or assurances as Lenders or the Joint Administrative Agent may reasonably request.

Section 1.06     Reference to and Effect on the Credit Agreement.  Upon the effectiveness of Section 1.05 hereof:

(a)        On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b)        Except as specifically amended by any prior amendments, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Section 1.07     Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 1.08     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of Nebraska.

Section 1.09     Expenses.  The Borrower  shall pay on demand all costs and expenses incurred by Lenders in connection with the preparation, execution, delivery, filing, and administration of this

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Amendment (including, without limitation, Attorneys’ Costs incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of the Borrower ’ properties or books and records).  The Borrower's obligations to Lenders under this Section 1.09 shall survive termination of this Amendment and repayment of the Borrower ’ Obligations to Lenders under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREEN PLAINS CATTLE COMPANY LLC

By: /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance and Treasurer

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BANK OF THE WEST, as Joint Administrative Agent

By: /s/ Sidney Jordan

Name: Sidney Jordan

Title: Managing Director

BANK OF THE WEST, as Swingline Lender, and

Lender

By: /s/ Charles Greenway

Name: Charles Greenway

Title: Vice President

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ING CAPITAL LLC, as Joint Administrative Agent,

L/C Issuer, and Lender

By: /s/ Dan Lamprecht

Name: Dan Lamprecht

Title: Managing Director

and

By: /s/ Renata Medeiros

Name: Renata Medeiros

Title: Vice President

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RABO AGRIFINANCE LLC,  Lender

By: /s/ Erwin Sandee

Name: Erwin Sandee

Title: Vice President

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FARM CREDIT SERVICES OF AMERICA, PCA, Lender

By: /s/ Judson J. Jesske

Name: Judson J. Jesske

Title: Vice President

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FCS COMMERCIAL FINANCE GROUP, for AGCOUNTRY FARM CREDIT SERVICES, PCA, Lender

By: /s/ Daniel J. Best

Name: Daniel J. Best

Title: Vice President

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BANK OF AMERICA, N.A., Lender

By: /s/ Brittany Bellinghausen

Name: Brittany Bellinghausen

Title: AVP

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AMERICAN AGCREDIT, PCA, Lender

By: /s/ Dan Hansen

Name: Dan Hansen

Title: VP-Relationship Manager

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INTRUST BANK, N.A., Lender

By: /s/ Shawn Eidson

Name: Shawn Eidson

Title: Sr. Relationship Manager

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AG COUNTRY FARM CREDIT SERVICES, FLCA, Lender

By: /s/ Nicole Schwartz

Name: Nicole Schwartz

Title: Vice President

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FARM CREDIT MID-AMERICA, PCA, Lender

By: /s/ Josh Boyd

Name: Josh Boyd

Title: Credit Officer

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GREENSTONE FARM CREDIT SERVICES, ACA, Lender

By: /s/ Shane Prichard

Name: Shane Prichard

Title: Lending Officer

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GUARANTOR ACKNOWLEDGEMENT

The undersigned hereby consent to this Amendment and further acknowledge and agree that their respective Guaranty remains in full force and effect.

GREEN PLAINS INC.

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS I LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS II LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

FLEISCHMANN'S VINEGAR COMPANY, INC.

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

Green plains agricultural and

energy fund llc

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS ASSET MANAGEMENT LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS GRAIN COMPANY TN LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

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GREEN PLAINS INDUSTRIAL CLEANING

SERVICES LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS TRUCKING LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS HEREFORD LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS HOPEWELL LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS MADISON LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS MOUNT VERNON LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS YORK LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS PROCESSING LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

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GREEN PLAINS ATKINSON LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS BLUFFTON LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS CENTRAL CITY LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS COMMODITIES LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS CORN OIL LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS FAIRMONT LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS HOLDINGS II LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS OBION LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

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GREEN PLAINS ORD LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS OTTER TAIL LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS SHENANDOAH LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS SUPERIOR LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

GREEN PLAINS WOOD RIVER LLC

By:  /s/ Phil Boggs

Name: Phil Boggs

Title: VP, Finance & Treasurer

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SCHEDULE 1.01(b)

Initial Commitments and Applicable Percentages

Institution	$425MM Revolver	Pro Rata Share
Bank of the West	$80,000,000.00	18.8235294118%_
ING Capital LLC	$80,000,000.00	18.8235294118%_
Rabo AgriFinance, LLC	$50,000,000.00	11.7647058824%_
Farm Credit Services of America	$55,000,000.00	12.9411764706%_
United FCS, PCA, d/b/a FCS Commercial Finance Group	$35,000,000.00	8.2352941176%
Bank of America, N.A.	$20,000,000.00	4.7058823529%
American AgCredit, PCA	$25,000,000.00	5.8823529412%
InTrust Bank, N.A.	$15,000,000.00	3.5294117647%
Ag Country Farm Credit Services, FLCA	$11,500,000.00	2.7058823529%
Farm Credit Mid-America PCA	$38,500,000.00	9.0588235294%
GreenStone Farm Credit Services, ACA	$15,000,000.00	3.5294117647%
Total	$425,000,000.00_	100.00000000%

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SCHEDULE 1.01(c)

Authorized Officers

Borrower	Authorized Officers
Green Plains Cattle Company LLC	Todd Becker, President and CEO
Green Plains Cattle Company LLC	John Neppl, CFO
Green Plains Cattle Company LLC	Michelle Mapes, EVP and General Counsel
Green Plains Cattle Company LLC	Phil Boggs, VP Finance and Treasurer

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